UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 2, 2007

                                  CIMNET, INC.
               (Exact name of Company as specified in its charter)

Delaware                              0-22597               52-2075851
(State of other jurisdiction of       (Commission           (IRS Employer
incorporation)                        File Number)          Identification No.)


                925 Berkshire Boulevard, Wyomissing, PA   19610
               (Address of principal executive offices) (Zip Code)


         Company's telephone number, including area code (610) 790-1800


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 2, 2007, CIMNET, Inc., a Delaware corporation ("CIMNET"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Invensys Systems, Inc., a Massachusetts corporation ("Invensys"), and Sidus Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Invensys ("Merger Sub"), a copy of which is attached hereto as Exhibit 2.1 and is hereby incorporated by reference. Pursuant to the Merger Agreement, Merger Sub will merge (the "Merger") with and into CIMNET, and the separate corporate existence of Merger Sub will thereupon cease, and CIMNET will be the surviving corporation in the Merger and a wholly-owned subsidiary of Invensys. In the Merger, stockholders of CIMNET will receive $2.43 in cash per share of CIMNET common stock and preferred stock. The closing of the Merger is subject to a number of conditions including approval by CIMNET's stockholders and certain other customary conditions.

In connection with the Merger, certain stockholders (including certain of our officers and directors) of CIMNET holding approximately 50.5% of the outstanding shares of CIMNET's capital stock entered into a Voting Agreement dated May 2, 2007 (the "Voting Agreement"), pursuant to which, among other things, such stockholders agreed to vote to adopt the Merger Agreement and to take certain other actions in furtherance of the Merger, in each case upon the terms and subject to the conditions set forth therein. A copy of the Voting Agreement is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

On May 2, 2007, CIMNET entered into a First Amendment to Lease Agreement (the "Lease Amendment") with 925 Berkshire Boulevard Joint Venture, the landlord of its executive offices in Wyomissing, PA., a copy of which is attached hereto as
Exhibit 5.1 and is hereby incorporated by reference. The Lease Amendment which is only effective upon the closing of the Merger provides CIMNET with an option to terminate the lease at any time on or after January 31, 2010 by (i) delivering not less than six months advance written notice to the landlord, and
(ii) payment of a termination fee of $400,000 if termination occurs on January 31, 2010, or such amount less $8,333 for each month thereafter that the lease is terminated; provided however, in no event will the termination fee be less than $160,000. The Lease Amendment also includes certain other amendments to the lease, relating to the assignment and subletting of the lease, subordination, non-disturbance and attornment, and improvements and alterations to the premises. CIMNET's landlord is owned by certain CIMNET officers.

ADDITIONAL INFORMATION ABOUT THE ACQUISITION

This Form 8-K is being filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934, as amended, in order to file the documents attached as exhibits to this Form 8-K with the Securities and Exchange Commission ("SEC"). Neither this Form 8-K nor any of the exhibits attached hereto are intended to be a proxy solicitation. The information contained in this Form 8-K is summary in nature and does not provide all of the important information with respect to the Merger.

CIMNET will file a proxy statement and other documents with the Securities and Exchange Commission regarding the Merger, and other matters. A definitive proxy statement will be sent to CIMNET stockholders, seeking their approval of the Merger and the Merger Agreement. Investors and security holders may obtain a copy of the proxy statement, when it is available, and any other relevant documents filed by CIMNET with the SEC, for free, at the SEC's website, www.sec.gov. Copies of the proxy statement and other documents filed by CIMNET with the SEC may also be obtained, for free, by directing your request to CIMNET, 925 Berkshire Boulevard, Wyomissing, PA 19610 (Telephone: (610) 790-1800).

PARTICIPANTS IN THE ACQUISITION

CIMNET and its directors, executive officers, and certain of its employees may be deemed to be participants in the solicitation of proxies of CIMNET stockholders. These individuals may have an interest in the Merger, including as

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a result of holding options or shares of CIMNET common stock. A list of the names, affiliations, and interests of the participants in the solicitation will be contained in the proxy statement relating to these transactions that will be filed with the SEC.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following Exhibits are filed as part of this report:


                  --------------------------------------------------------------
                  Exhibit No.     Exhibit
                  --------------------------------------------------------------
                  2.1             Agreement and Plan of Merger, dated as of May
                                  2, 2007, by and among, Invensys Systems, Inc.,
                                  Sidus Acquisition Corp. and CIMNET, Inc.
                  --------------------------------------------------------------
                  5.1             First Amendment to Lease Agreement dated as of
                                  May 2, 2007 by and between JNL Real Estate,
                                  LLC, Eastwood Associates, LLC, HBL Holdings,
                                  LLC and CIMNET, Inc.
                  --------------------------------------------------------------
                  99.1            Voting Agreement, dated as of May 2, 2007, by
                                  and among Invensys Systems, Inc., Sidus
                                  Acquisition Corp., CIMNET, Inc. and certain
                                  stockholders of CIMNET, Inc.
                  --------------------------------------------------------------
                  99.2            Press Release of the CIMNET, Inc. dated May 3,
                                  2007
                  --------------------------------------------------------------

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CIMNET, INC.

Date: May 3, 2007                      By: /s/ JOHN D. RICHARDSON
                                           -------------------------------------
                                           Name:  John D. Richardson
                                           Title: President and Chief
                                                  Executive Officer

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